Segment Information	12 Months Ended
Feb. 28, 2019
Segment Reporting [Abstract]
Segment Information
15.	SEGMENT INFORMATION

The Group's chief operating decision maker, who has been identified as the Chairman of the Group, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. The Group does not distinguish among markets or segments for the purpose of internal reports.

All of the Group's revenue for the years ended February 28, 2017, 2018 and 2019 were generated from the PRC. As of February 28, 2018 and 2019, all of the long-lived assets of the Group are located in the PRC, and no geographical information is presented.